EXCELSIOR FUNDS, INC.

Real Estate Fund

Supplement dated October 1, 2007

Equity Funds – Shares Class Prospectus,

dated July 1, 2007, as supplemented July 6, 2007, July 17, 2007, August 1, 2007,

August 29, 2007 and September 14, 2007

Supplement dated October 1, 2007 to the

Statement of Additional Information

dated July 1, 2007, as supplemented July 6 2007, July 17, 2007, August 1, 2007,

August 29, 2007 and September 26, 2007

THE INFORMATION SET FORTH BELOW IS EFFECTIVE SEPTEMBER 28, 2007

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information.

Joan Ellis, CFA has resigned from her position with the investment adviser and will no longer serve as co-portfolio manager of the Real Estate Fund. Accordingly, the information with regard to Ms. Ellis in the section entitled “Portfolio Managers” in the Prospectus and Statement of Additional Information listed above is deleted. In addition, the Prospectus listed above is hereby amended to reflect that Arthur J. Hurley, CFA serves as portfolio manager of the Real Estate Fund and is responsible for the day-to-day management of this Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-47/136005-1007